UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2009

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 W. 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2009 Limelight Networks, Inc. (“Limelight”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire EyeWonder, Inc. (“EyeWonder”).

Under the terms of the Merger Agreement, the holders of shares of EyeWonder capital stock outstanding at the completion of the merger will receive, in the aggregate, $62,000,000 in cash, subject to certain adjustments described in the Merger Agreement, and 12,740,000 shares of Limelight common stock. In addition, EyeWonder stockholders may receive up to 4,860,000 million shares of Limelight common stock after the closing of the merger if certain performance metrics are satisfied.

Limelight will deduct an amount of cash and Limelight common stock with an aggregate value of $11,000,000 from the total merger consideration otherwise payable in the merger to holders of EyeWonder capital stock to be held in escrow as security for indemnification claims under the Merger Agreement. The escrow fund will be held until the earlier of the eighteen month anniversary of the date of the Merger Agreement or the fifteen month anniversary of the completion of the merger, subject to any unresolved indemnification claims.

In connection with the merger, Limelight has also agreed to establish a retention pool of 1,000,000 Limelight stock options under the 2007 Equity Incentive Plan to be issued to employees of EyeWonder following the closing of the merger. In addition, employees of EyeWonder may be issued up to 1,000,000 Limelight restricted stock units if certain performance metrics are satisfied.

As an inducement for Limelight to enter into the Merger Agreement, certain stockholders of EyeWonder entered into voting agreements (the “EyeWonder Voting Agreements”) covering the EyeWonder capital stock (the “EyeWonder Subject Stock”) held by such stockholders with and in favor of Limelight dated as of December 21, 2009. Pursuant to the EyeWonder Voting Agreements, each such stockholder agreed, among other things, to vote all of such stockholder’s EyeWonder Subject Stock in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and against any proposal that would compete with the Merger Agreement and the transactions contemplated by the Merger Agreement. The EyeWonder Voting Agreements terminate upon any termination of the Merger Agreement in accordance with its terms.

As an inducement for Limelight to enter into the Merger Agreement, certain stockholders of EyeWonder entered into purchase agreements (the “EyeWonder Purchase Agreements”) with and in favor of Limelight dated as of December 21, 2009. Pursuant to the EyeWonder Purchase Agreements, each such stockholder agreed, among other things, to sell the EyeWonder securities beneficially held by such stockholder to Limelight under certain specified circumstances.

The merger and the Merger Agreement have been approved by the board of directors of each of Limelight and EyeWonder. Completion of the merger is subject to obtaining the requisite votes of the EyeWonder and Limelight stockholders, and is subject to other customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act. The merger is expected to close in the first half of 2010.

The Merger Agreement also contains customary representations and warranties of EyeWonder and Limelight, covenants regarding the operation of the EyeWonder business prior to the closing date, and provisions regarding indemnification in favor of Limelight.

The foregoing description of the Merger Agreement, the EyeWonder Voting Agreements and the EyeWonder Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the EyeWonder Voting Agreements and the EyeWonder Purchase Agreements filed as Exhibits 2.1,10.21 and 10.22, respectively, hereto and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms, however it is not intended to provide any other factual information about EyeWonder or Limelight. The Merger Agreement contains representations and warranties of each of EyeWonder and Limelight which are qualified by information in confidential disclosure schedules delivered in connection with signing the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 8.01	Other Events.

As an inducement for EyeWonder to enter into the Merger Agreement, certain stockholders of Limelight entered into voting agreements (the “Limelight Voting Agreements”) covering the Limelight capital stock (the “Limelight Subject Stock”) held by such stockholders with and in favor of EyeWonder dated as of December 21, 2009. Pursuant to the Limelight Voting Agreements, each such stockholder agreed, among other things, to vote all of such stockholder’s Limelight Subject Stock in favor of the issuance of Limelight common stock in the transactions contemplated by the Merger Agreement and against any proposal that would compete with the issuance of Limelight common stock in the transactions contemplated by the Merger Agreement. The Limelight Voting Agreements terminate upon any termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Limelight Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Limelight Voting Agreement filed as Exhibit 10.23 hereto and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to the timing of the merger and satisfaction of conditions to the merger. You should be aware that the forward-looking statements included herein represent the current judgment and expectations of Limelight and EyeWonder, but the actual results, events and performance of each company and of the combined company following the merger are subject to risks and uncertainties and could differ materially from those expressed or implied by forward-looking statements. The companies do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws. The potential risks and uncertainties include, but are not limited to: potential difficulties that may be encountered in integrating the merged businesses; potential uncertainties regarding market acceptance of the combined company; uncertainties as to the timing of the merger, approval of the transaction by the stockholders of the companies and the satisfaction of other closing conditions to the transaction, including the receipt of regulatory approvals; competitive responses to the merger; an economic downturn; variability in quarterly operating results, the rate of growth and development of advertising and media markets and Limelight’s ability to attract and retain skilled personnel and develop leaders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of December 21, 2009 by and among Limelight Networks, Inc., EyeWonder, Inc., Elvis Merger Sub One Corporation, Elvis Merger Sub Two LLC, John Vincent, as Stockholder Representative and Deutsche Bank National Trust Company, as Escrow Agent

10.21	Form of EyeWonder Voting Agreement

10.22	Form of EyeWonder Purchase Agreement

10.23	Form of Limelight Voting Agreement

99.1	Limelight Networks, Inc. and EyeWonder, Inc. Press Release dated December 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: December 21, 2009	By:	/S/ PHILIP C. MAYNARD
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of December 21, 2009 by and among Limelight Networks, Inc., EyeWonder, Inc., Elvis Merger Sub One Corporation, Elvis Merger Sub Two LLC, John Vincent, as Stockholder Representative and Deutsche Bank National Trust Company, as Escrow Agent

10.21	Form of EyeWonder Voting Agreement

10.22	Form of EyeWonder Purchase Agreement

10.23	Form of Limelight Voting Agreement

99.1	Limelight Networks, Inc. and EyeWonder, Inc. Press Release dated December 21, 2009